DF Tactical Allocation Fund (formerly Donoghue Forlines Tactical Allocation Fund)			DF Tactical Income Fund (formerly Donoghue Forlines Tactical Income Fund)
Class	A:	GTAAX	Class	A:	PWRAX
Class	C:	GLACX	Class	C:	PWRCX
Class	I:	GTAIX	Class	I:	PWRIX

DF Tactical Dividend Fund (formerly Donoghue Forlines Dividend Fund)			DF Tactical Momentum Fund (formerly Donoghue Forlines Momentum Fund)
Class	A:	PWDAX	Class	A:	MOJAX
Class	C:	PWDCX	Class	C:	MOJCX
Class	I:	PWDIX	Class	I:	MOJOX

DF Tactical Yield Fund (formerly Donoghue Forlines Risk Managed Income Fund)
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Each a Series of Northern Lights Funds Trust

Supplement dated November 14, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated October 28, 2025

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Effective November 14, 2025, Nicholas A. Lobley will no longer serve as a portfolio manager for the DF Tactical Allocation Fund, DF Tactical Income Fund, DF Tactical Dividend Fund, DF Tactical Momentum Fund, and DF Tactical Yield Fund (the “Funds”). Therefore, all references to Nicholas A. Lobley are removed from the Funds’ Prospectus and SAI.

You should read this Supplement in conjunction with the Prospectus and SAI for the Funds dated October 28, 2025. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-779-74626. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.